SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2006
BROCADE COMMUNICATIONS SYSTEMS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-25601	77-0409517
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)
1745 Technology Drive
San Jose, CA 95110

(Address, including zip code, of principal executive offices)
(408) 333-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 2.02 Results of Operations and Financial Condition
Item 8.01. Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 2.1
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Item 1.01. Entry into a Material Definitive Agreement.
On August 7, 2006, Brocade Communications Systems, Inc. (the “Company”), a Delaware corporation, McDATA Corporation (“McDATA”), a Delaware corporation, and Worldcup Merger Corporation, a Delaware corporation (“Merger Sub”), entered into an Agreement and Plan of Reorganization (the “Merger Agreement”). Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, the Company will acquire McDATA by means of a merger of Merger Sub with and into the Company (the “Merger”), with McDATA continuing as the surviving corporation, and a wholly owned subsidiary of the Company, after the Merger.
The completion of the Merger is subject to various customary conditions, including obtaining the approval of the Company’s and McDATA’s stockholders and termination or expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act. The Merger is intended to qualify as a tax-free reorganization for federal income tax purposes for McDATA stockholders. The Board of Directors of the Company and McDATA have approved the Merger and the Merger Agreement.
At the effective time of the Merger (the “Effective Time”), by virtue of the Merger and without any action on the part of the holder of any shares of the capital stock of McDATA, each share of McDATA Class A common stock and Class B common stock issued and outstanding immediately prior to the Effective Time will be converted into 0.75 of a share of the Company’s common stock (the “Merger Consideration”). In addition, all issued and outstanding options to purchase McDATA common stock will be converted into options to acquire the Company’s common stock as adjusted for the 0.75 exchange ratio as provided in the Merger Agreement.
Upon consummation of the Merger, the Company will appoint two McDATA directors acceptable to the Company to the Company’s board of directors. If the Merger Agreement is terminated under certain circumstances specified in the Merger Agreement, a party may be required to pay a termination of fee of $22,000,000 to the other party. Further, if the Merger Agreement is terminated under certain other circumstances specified in the Merger Agreement, the Company may be required to pay McDATA a $60,000,000 termination fee in lieu of the termination fee described in the previous sentence.
The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached to this Current Report on Form 8-K as Exhibit 2.1 and incorporated herein by reference. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company or McDATA. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure schedules provided by the Company and McDATA to each other in connection with the signing of the Merger Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between the Company and McDATA rather than establishing matters as facts. Accordingly, you should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about the Company or McDATA.
Amendment to Rights Agreement
In connection with the Merger, Brocade also entered into Amendment No. 1 to the Preferred Stock Rights Agreement with Wells Fargo Bank, N.A., as Rights Agent (the “Amendment”). Pursuant to the Amendment, McDATA and its subsidiaries, in connection with the transactions contemplated by the Merger Agreement referred to above, are excluded from the provisions that would otherwise be triggered as a result of such transactions under the Rights Agreement.
Item 2.02 Results of Operations and Financial Condition
On August 8, 2006, the Company issued a press release announcing its preliminary financial results for the third fiscal quarter ended on July 29, 2006. A copy of the press release is attached as Exhibit 99.1, and the information in Exhibit 99.1 is incorporated herein by reference.
The information in Item 2.02 and Item 9.01 in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
The attached press release provides sell-through information which includes sell-through associated with OEM activity. Sell-through provides a measure of OEM and channel partner sales to end-users. The Company does not record revenue based upon OEM sell-through information and this measure is not intended to be viewed as a substitute for reported revenue. Sell-through is a measure of demand, but is not a GAAP measurement of revenue and therefore is not subject to the same level of internal controls as reported GAAP revenue.
Item 8.01. Other Events
On August 8, 2006, the Company issued a press release announcing that it entered into a definitive agreement to acquire McDATA.
The full text of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

2.1	Agreement & Plan of Reorganization, dated August 7, 2006
99.1	Press Release issued by the Company, dated August 8, 2006
99.2	Press Release issued jointly by Brocade and McDATA, dated August 8, 2006
99.3	Amendment No. 1 to Preferred Stock Rights Agreement, dated August 7, 2006
IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC
Brocade plans to file with the SEC a Registration Statement on Form S-4 in connection with the transaction and Brocade and McDATA plan to file with the SEC and mail to their respective stockholders a Joint Proxy Statement/Prospectus in connection with the transaction. The Registration Statement and the Joint Proxy Statement/Prospectus will contain important information about Brocade, McDATA, the transaction and related matters. Investors and security holders are urged to read the Registration Statement and the Joint Proxy Statement/Prospectus carefully when they are available. Investors and security holders will be able to obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus and other documents filed with the SEC by Brocade and McDATA through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus from Brocade by contacting Investor Relations at (408) 333-5767 or investor-relations@brocade.com or from McDATA by contacting Investor Relations (408) 567-5815 or investor_relations@mcdata.com.
Brocade and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Brocade and McDATA in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the joint proxy statement/prospectus described above. Additional information regarding these directors and executive officers is also included in Brocade’s proxy statement for its 2006 Annual Meeting of Stockholders, which was filed with the SEC on or about February 24, 2006. This document is available free of charge at the SEC’s web site at www.sec.gov and from Brocade by contacting Brocade at Investor Relations at (408) 333-5767 or investor-relations@brocade.com.
McDATA and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of Brocade and McDATA in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the joint proxy statement/prospectus described above. Additional information regarding these directors and executive officers is also included in McDATA’s proxy statement for its 2006 Annual Meeting of Stockholders, which was filed with the SEC on or about June 9, 2006. This document is available free of charge at the SEC’s web site at www.sec.gov and from McDATA by contacting McDATA at Investor Relations (408) 567-5815 or investor-relations@mcdata.com.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Brocade Communications Systems, Inc.
Dated: August 8, 2006	By:	/s/ Tyler Wall
Tyler Wall
Vice President & General Counsel

INDEX TO EXHIBITS

Exhibit No.	Description

2.1	Agreement & Plan of Reorganization, dated August 7, 2006
99.1	Press Release issued by the Company, dated August 8, 2006
99.2	Press Release issued jointly by Brocade and McData, dated August 8, 2006
99.3	Amendment No. 1 to Preferred Stock Rights Agreement, dated August 7, 2006